DEBT	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
DEBT
DEBT

(in thousands of $)	2018	2017
$33.9 million term loan	—	24,317
$82.5 million term loan	—	35,733
$284.0 million term loan	168,320	190,870
$420.0 million term loan	331,795	352,432
$425.0 million term loan	347,154	220,868
$102.7 million term loan	94,225	102,765
$73.4 million term loan	60,199	67,739
$80.2 million term loan	67,669	74,814
$120.0 million term loan	115,932	—
Total U.S. dollar denominated floating rate debt	1,185,294	1,069,538
U.S. dollar denominated fixed rate debt	167,382	178,856
Deferred charges	(3,634)	(3,935)
Total debt	1,349,042	1,244,459
Less: current portion	(471,764)	(109,671)
	877,278	1,134,788

Movements in 2018 and 2017 are summarized as follows:

(in thousands of $)	Floating rate debt	Fixed rate debt	Deferred charges	Total
Balance at December 31, 2016	886,468	177,300	(5,350)	1,058,418
Loan repayments	(154,666)	(9,104)	—	(163,770)
Loan draw downs	337,736	—	—	337,736
Amortization of purchase price adjustment	—	10,360	—	10,360
Convertible bond loss on extinguishment	—	300	—	300
Amortization of capitalized fees and expenses	—	—	1,415	1,415
Balance at December 31, 2017	1,069,538	178,856	(3,935)	1,244,459
Loan repayments	(154,244)	(22,049)	—	(176,293)
Loan draw downs	270,000	—	—	270,000
Amortization of purchase price adjustment	—	10,019	—	10,019
Convertible bond loss on extinguishment	—	556	—	556
Capitalization of debt issuance cost, net of amortization	—	—	301	301
Balance at December 31, 2018	1,185,294	167,382	(3,634)	1,349,042

$120.0 million credit facility
In May 2018, we entered into a $120.0 million term loan facility to refinance 10 vessels and repay $58.3 million due under the $34.0 million term loan facility and the $82.5 million term loan facilities with maturity in 2018 and prepay the full outstanding amounts under our related party seller credit loans of $65.5 million. This facility bears interest of LIBOR plus a margin of 2.25%. Repayments are made on a quarterly basis from third quarter of 2018 onward. All tranches under the facility mature in April 2025, with a balloon payment of in total $65.1 million.

In 2017, we acquired 14 vessels from Quintana. The vessels were acquired by a newly-established wholly-owned non-recourse subsidiary. In connection with the acquisition we assumed obligations under the three non-recourse loan facilities; $102.7 million credit facility, $73.4 million credit facility and $80.2 million credit facility.

$102.7 million credit facility
We assumed this debt of $102.7 million, net of a $6.4 million prepayment, as a result of the acquisition of five vessels from Quintana in 2017. This facility financed five vessels and bears interest of LIBOR plus a margin of 3.0%. Repayments are made on a quarterly basis from the third quarter of 2019 onward. Two of the tranches under the facility mature in January 2020, with a balloon payment of in total $25.4 million. The remaining three tranches mature in October 2021 with balloon payments of in total $54.2 million.

As of December 31, 2018, $94.2 million was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2018, this facility was secured by two of our Capesize vessels and three Panamax vessels.

$73.4 million credit facility
We assumed this debt of $73.4 million as a result of the acquisition of five vessels from Quintana in 2017. This facility financed five vessels and bears interest of LIBOR plus a margin in the range between 2.75% - 3.25% depending on the vessel. Repayments are made on a quarterly basis from the third quarter of 2019 onward. Four of the tranches under the facility mature in December 2019, with an aggregated balloon payment of $34.0 million and the fifth tranche matures in January 2022 with a balloon payment of $19.4 million.

During 2018, $7.5 million was repaid under this facility. As of December 31, 2018, $60.2 million was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2018, this facility was secured by one of our Capesize vessels and four Panamax vessels.

$80.2 million credit facility
We assumed this debt of $80.2 million as a result of the acquisition of four vessels from Quintana in 2017. This facility financed four vessels and bears interest of LIBOR plus a margin in the range between 2.75% - 3.35% depending on the vessel. Repayments are made on a quarterly basis from the third quarter of 2019 onward. One of the tranches under the facility matures in October 2019, with a balloon payment of $9.9 million, two of the tranches mature in November 2019 with an aggregated balloon payment of $29.7 million and the fourth tranche matures in November 2021 with a balloon payment of $21.7 million.

During 2018, $7.1 million was repaid under the facility. As of December 31, 2018, $67.7 million was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2018, this facility was secured by one of our Newcastlemax vessels, two Capesize vessels and one Panamax vessel.

$284.0 million credit facility
This facility initially financed 19 vessels and bears interest of LIBOR plus a margin of 2.0%. Repayments are made on a quarterly basis, each in an amount $3.2 million, with a balloon payment of $158.6 million on the final maturity date on December 31, 2019.

During 2018, $22.6 million (2017: $67.7 million) was repaid and there have been no draw downs (2017: nil). As of December 31, 2018, $168.3 million (2017: $190.9 million) was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2018, this facility was secured by two (2017: two) of our Capesize vessels, 11 (2017: 12) Panamax vessels and two (2017: two) Ultramax vessels.

$420.0 million term loan facility
In June 2014, we entered into a term loan facility of up to $420.0 million, dependent on the market values of the vessels at the time of draw down, consisting of 14 tranches of up to $30.0 million to finance, in part, 14 newbuilding vessels. Each tranche is repayable by quarterly installments based on a 20-years profile from the delivery date of each vessel and all amounts outstanding shall be repaid on June 30, 2020. The facility has an interest rate of LIBOR plus a margin of 2.5%. In January 2016, following an accelerated repayment to comply with the minimum value covenant as of December 31, 2015, the quarterly repayment schedule was amended to $5.2 million, in total, for all 14 tranches.

During 2018, $20.6 million (2017: $36.1 million) was repaid and there have been no draw downs (2017: nil). As of December 31, 2018, $331.8 million (2017: $352.4 million) was outstanding under this facility and there was no available, undrawn amount. The facility is secured by 14 (2017: 14) of our Capesize vessels.

With reference to Note 31, in February 2019, we extended our $420 million term loan facility for 14 vessels by three years from June 2020 to June 2023 at LIBOR plus a margin of 2.5% and upsized the facility to partially finance the installation of scrubbers on up to 11 vessels. Each scrubber installation may be financed with up to $3 million in a separate tranche to be repaid over three years, commencing January 1, 2020.

$425.0 million senior secured post-delivery term loan facility
In February 2015, we entered into a senior secured post-delivery term loan facility of up to $425.0 million, depending on the market values of the vessels at the time of draw down, to partially finance 14 newbuilding vessels. The facility was initially divided into 12 tranches of $30.0 million and two tranches of $32.5 million. Each tranche was originally repayable in quarterly payments of 1/80 of the drawn down amount and all amounts outstanding are to be repaid on the final maturity date of March 31, 2021. The loan bore interest at LIBOR plus a margin of 2.0%. In December 2015, the loan agreement was amended and the minimum level of the loan to value was increased from 55% to 70%. The margin was also amended to 2.20% plus LIBOR and the quarterly repayments changed from 1/80 to 1/64 of the drawn down amount. The amendment also allowed us to substitute the optional additional borrowers with another of our wholly owned subsidiaries. The terms of the loan were further amended on March 31, 2016, as described below.

During 2018, $23.7 million (2017: $20.9 million) was repaid and we have drawn down a total of $150.0 million (2017: $75.0 million) on delivery of five Capesize bulk carriers (2017: three Capesize vessels). As of December 31, 2018, $347.2 million (2017: $220.9 million) was outstanding under this facility and there was no available, undrawn amount. As of December 31, 2017 and 2018, there were no deferred repayments under this facility following the termination of amended terms in October 2017, as discussed below. At December 31, 2018, this facility was secured by 14 (2017: nine) of our Capesize vessels.

$33.9 million credit facility
This facility financed two vessels and had interest of LIBOR plus a margin of 2.75%. Repayments were made on a quarterly basis, each in an amount $0.6 million, with a balloon payment of $23.8 million on the final maturity date of May 27, 2018. In June 2018, we repaid the balloon payment in full.

$82.5 million credit facility
This facility financed six vessels and beared interest of LIBOR plus a margin of 2.75%. Repayments was made on a quarterly basis, each in an amount $1.2 million, with a balloon payment of $34.5 million on the final maturity date on October 31, 2018. In June 2018, we repaid the balloon payment in full.

Financial covenants
Our loan agreements contain loan-to-value clauses, which could require us to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below required levels. In addition, the loan agreements contain certain financial covenants, including the requirement to maintain a certain level of free cash, positive working capital as defined in the loan agreement and a value adjusted equity covenant. Under our recourse debt facilities, the aggregate value of the collateral vessels shall not fall below 125% or 135% of the loan outstanding, depending on the facility. We need to maintain free cash of at least $20 million or 5% of total interest bearing debt, maintain positive working capital and maintain a value adjusted equity of at least 25% of value adjusted total assets.

With regards to free cash, we have covenanted to retain at least $66.7 million of cash and cash equivalents as at December 31, 2018 (December 31, 2017: $60.6 million) and this is classified under restricted cash. In addition, none of our vessel owning subsidiaries may sell, transfer or otherwise dispose of their interests in the vessels they own without the prior written consent of the applicable lenders unless, in the case of a vessel sale, the outstanding borrowings under the credit facility applicable to that vessel are repaid in full. Failure to comply with any of the covenants in the loan agreements could result in a default, which would permit the lender to accelerate the maturity of the debt and to foreclose upon any collateral securing the debt. Under those circumstances, we might not have sufficient funds or other resources to satisfy our obligations.

Pursuant to the loan agreements, our wholly-owned non-recourse subsidiary, which owns the vessels acquired from Quintana in 2017 is prohibited from paying dividends to us. During the repayment holiday period through June 2019, we are required under the loan agreements to satisfy financial covenants including $10 million minimum cash and 105% minimum value covenant. Thereafter, the financial covenants under these loans will include 25% market adjusted equity, $10 million minimum cash and 125-135% minimum value covenant.

Further, according to the agreements with the lenders of the acquired vessels from Quintana in 2017, we made a $17.4 million pre-payment of the debt in exchange for no mandatory debt repayment until July 2019. In the period prior to July 2019, a cash sweep mechanism is put in place whereby if certain conditions are met, we will pay down on the deferred repayment amount of $40.6 million. The cash sweep is calculated semi-annually with first potential payment following the end of the first quarter of 2018. In 2018, we prepaid in aggregate $23.2 million of deferred repayments based on the cash sweep mechanism under these facilities.

As of December 31, 2018 and December 31, 2017, we were in compliance with our covenants.

U.S. Dollar Denominated Fixed Rate Debt
3.07% Convertible Bonds due 2019
In January 2014, the Former Golden Ocean issued a $200 million convertible bond with a 5 year tenor and coupon of 3.07% per year, payable bi-annually in arrears. The convertible bond has no regular repayments, matured and was repaid in full on January 30, 2019. There are no financial covenants in the convertible bond agreement. At the time of the Merger, we assumed the convertible bond and the conversion price was adjusted based on the exchange ratio in the Merger. The conversion price at December 31, 2018 was $83.52 (December 31, 2017: $88.15) per share. The fair value of the convertible bond was determined to be $161.2 million at the time of the Merger based on the quoted price of 80.6%. The difference of $38.8 million, adjusted for any bond repurchases, is amortized over the remaining life of the bond so as to maintain a constant effective rate so that the convertible bond will have a value of $200 million on maturity, adjusted for any bond repurchases. As of December 31, 2018, 2,394,636 (December 31, 2017: 2,268,860) new shares would be issued if the bonds were converted at the current price of $83.52 (December 31, 2017: $88.15).

In 2018, we acquired a total of $22.4 million (2017: $9.4 million) in nominal value of our outstanding convertible bond at an average price of 97.96% of par value, reducing the outstanding convertible debt balance with an aggregate amount of $31.8 million as of December 31, 2018. As a result of these transactions we recognized a loss of $0.6 million in 2018, presented under other financial items.

During 2018, $10.0 million (2017: $10.4 million, 2016: $9.5 million) was amortized and recorded as interest expense.

Seller's credit
See Note 27 for a discussion of related party seller credits entered into in 2017 and 2018 in relation to vessels acquisitions from affiliates of Hemen.

Deferred charges
Debt issuance costs of $3.6 million at December 31, 2018 (2017: $3.9 million) are presented as a deduction from the carrying amount of our debt.

The outstanding debt as of December 31, 2018 is repayable as follows:

(in thousands of $)
2019	472,582
2020	379,677
2021	390,269
2022	27,576
2023	8,136
Thereafter	75,255
1,353,495
Purchase price adjustment of Convertible bond, and deferred charges	(4,453)
1,349,042

Current portion of long-term debt
As of December 31, 2018, our current portion of long-term debt was $471.8 million. This amount included $167.4 million in carrying value of our convertible bond which was fully repaid on maturity in January 2019, $168.3 million related to our $284.0 million facility with maturity on December 31, 2019, $76.1 million related to financing of seven vessels under two of the non-recourse loans with maturity in the fourth quarter of 2019 and $60.0 million in ordinary debt repayments. As a result of our current portion of long-term debt of $471.8 million, total current assets less total current liabilities were negative by $80.3 million as of December 31, 2018. In addition, we have $41.3 million in debt due for repayment during the first quarter of 2020. U.S. GAAP requires management to evaluate whether there are conditions or events that indicate substantial doubt about our ability to meet our financial obligations as they become due within one year after the date these financial statements are issued. Maturity of current portion of long-term debt and repayments due during the first quarter of 2020 are conditions that could raise such doubt. Management's evaluation does initially not take into consideration the potential mitigating effect of our plans that have not been fully implemented as of the date the financial statements are issued. Although we do not currently have the liquidity to fund all current portion of long-term debt and repayments due during the first quarter of 2020, this debt is secured by certain of our vessels and we expect to access the bank lending market to refinance the loans maturing in 2019 with our current banks. At the date of this annual report, we are in the process of refinancing our three non-recourse loan facilities and plan to refinance our $284.0 million credit facility prior to its maturity in December 2019.

We believe it is probable that we will be able to implement our refinancing plan, based on the existing level of collateral of the assets and we have a long proven history of refinancing our debt, most recently illustrated by the new $120.0 million loan facility described above.

Assets pledged
As of December 31, 2018, sixty-seven vessels (2017: fifty-nine vessels) with an aggregate carrying value of $2,404.5 million (2017: $2,130.0 million) were pledged as security for our floating rate debt.

Weighted average interest
The weighted average interest rate related our floating rate debt (margin excluding LIBOR) as of December 31, 2018 and 2017 was 2.43%, and 2.69% respectively. Our fixed rate debt bears interest of 3.07% per annum.